                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.



                                                      /s/ Richard L. Carrion
                                                      -----------------------
                                                      Richard L. Carrion

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.



                                              /s/ Helene L. Kaplan
                                              -----------------------------
                                              Helene L. Kaplan

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                             /s/ Joseph Neubauer
                                             ----------------------------
                                             Joseph Neubauer

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                            /s/ Thomas H. O'Brien
                                            -------------------------
                                            Thomas H. O'Brien

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                               /s/ Hugh B. Price
                                               --------------------------
                                               Hugh B. Price

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                               /s/ Ivan G. Seidenberg
                                               --------------------------
                                               Ivan G. Seidenberg

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                                /s/ Walter V. Shipley
                                                --------------------------
                                                Walter V. Shipley

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                                /s/ John R. Stafford
                                                ---------------------------
                                                John R. Stafford

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                             /s/ Lawrence R. Whitman
                                             ----------------------------
                                             Lawrence R. Whitman

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.

                                             /s/ Frederic V. Salerno
                                             --------------------------
                                             Frederic V. Salerno

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                               /s/ Charles R. Lee
                                               -------------------------
                                               Charles R. Lee

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                         /s/ James R. Barker
                                         ------------------------
                                         James R. Barker

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                            /s/ Edward H. Budd
                                            ----------------------
                                            Edward H. Budd

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                                /s/ Robert F. Daniell
                                                ------------------------
                                                Robert F. Daniell

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                         /s/ Sandra O. Moose
                                         -------------------------
                                         Sandra O. Moose

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.

                                             /s/ Russell E. Palmer
                                             -------------------------
                                             Russell E. Palmer

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January 2001.


                                            /s/ John W. Snow
                                            -----------------------
                                            John W. Snow

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon Stock Compensation Plan for Outside Directors.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2001.


                                          /s/ Robert D. Storey
                                          ------------------------
                                          Robert D. Storey